Financing Receivables (Tables)	12 Months Ended
Dec. 31, 2017
Nontrade Receivables and Allowance for Credit Losses
The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of the agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2017			2016
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$52	48	100	43	54	97
Allowance for credit losses	(40)	—	(40)	(43)	—	(43)
Net nontrade receivables	$12	48	60	—	54	54

Aging Analysis of Past Due Financing Receivables
Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Current	Total
2017	$26	1	40	67	32	99
2016	22	1	43	66	31	97